The Bhirud Funds, Inc.

THE BHIRUD MID CAP GROWTH  FUND

Soundview Plaza, 1266 E. Main Street

Stamford, Connecticut 06902



Telephone No. (800) 831-9922


Supplement to Prospectus Dated November 30, 1995



The following information supplements that found in the Prospectus.



1.	Effective December 2nd, 1996, the name of the fund
(portfolio) is changed from "The Bhirud Mid Cap Growth Fund" to
"The Apex Mid Cap Growth Fund".




November 27, 1996